Business combinations	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about business combination [abstract]
Business combinations

14. Business combinations

On November 8, 2017, the Company acquired all of the outstanding shares of Restlet SAS (“Restlet”), a cloud-based Application Programming Interface (“API”) design and testing platform, for a purchase price of €8.6 million ($10.2 million) consisting of cash and the fair value of debt assumed. The Company acquired Restlet’s Web API to complement its existing ability to integrate, transform, govern, and share enterprise data. With the Restlet platform, the Company makes it easier for customers to take an API-first design approach to monetizing and securely sharing information in real-time with clients and business partners. The Group has included the financial results of Restlet in its consolidated financial statements from the date of acquisition, which have not been material to date.

The total purchase price consideration for Restlet of €8.6 million ($10.2 million), consisted of €7.7 million ($9.0 million) in cash and €1.0 million ($1.2 million) for the fair value of debt assumed.

The following table summarizes the estimated fair values of assets acquired and liabilities assumed as of the date of acquisition (in thousands):

Fair Value
Other current assets	$55
Property and equipment, net	32
Intangible assets	7,535
Goodwill	2,876
Trade and other payables	(299)
Deferred revenue	(28)
Net assets acquired	$10,171
Net debt assumed	(1,188)
Total consideration transferred [1]	$8,983

[1] The difference between the cash flow statement amount for cash consideration for business acquisitions of $9.2 million and the total consideration transferred per the table of $9.0 million, is due to applying different foreign currency rates at the time of payment versus when the initial balance sheet amounts were recorded on Talend’s books.

The excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired was recorded as goodwill. The goodwill balance is primarily attributed to the assembled workforce and expanded market opportunities when integrating Restlet’s API platform into Group’s platforms. The goodwill balance is not deductible for income tax purposes. The fair values assigned to tangible assets acquired, liabilities assumed and identifiable intangible assets were based on management’s estimates and assumptions. The Group’s purchase price allocation is preliminary and subject to revision as additional information about fair value of assets and liabilities becomes available. If additional information is obtained up to one year from the acquisition date regarding facts and circumstances that existed as of the acquisition date, the estimated fair values of assets acquired and liabilities assumed will be updated accordingly.

The deferred tax liabilities that would be established, primarily resulting from the difference in the book basis and tax basis related to the identifiable intangible assets, is fully offset by the deferred tax assets on existing net operating losses.

The following table sets forth the components of identifiable intangible assets acquired and their estimated useful lives as of the date of acquisition.

	Fair Value	Useful Life (Years)
Developed technology	$7,319	5
Customer relationships	216	1
Total intangible assets subject to amortization	$7,535